Exhibit 4.4

THIRD AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made as of October 25, 2011, by and among Vetinsurance International, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor,” and each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder”. This Agreement amends, restates and supersedes, in its entirety, the Second Amended and Restated Registration Rights Agreement dated May 14, 2010, as previously amended (the “Prior Agreement”).

RECITALS

WHEREAS, the Company, certain of the Investors and the Key Holders previously entered into the Prior Agreement.

WHEREAS, the Company and certain of the Investors (the “Purchasers”) are parties to the Series C Preferred Stock Purchase Agreement dated on or around the date hereof (the “Series C Purchase Agreement”).

WHEREAS, the Company and the undersigned holders of a majority of the Registrable Securities, as required to amend the Prior Agreement pursuant to Section 3.6 thereof, now desire to amend and restate the Prior Agreement to, among other things, add additional parties as Investors and induce the Purchasers to purchase shares of the Company’s Series C Preferred Stock pursuant to the Series C Purchase Agreement and hereby agree that this Agreement shall govern the rights of the Investors and the Key Holders to cause the Company to register shares of Common Stock issued or issuable to the Investors and the Key Holders, and shall govern certain other matters as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Prior Agreement shall be amended and restated in its entirety by this Agreement and further agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any general partner, officer, director, or manager of such Person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2 “Common Stock” means shares of the Company’s common stock, par value USD $0.00001 per share.

1.3 “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4 “Demand Notice” means written notice from the Company of a request for registration pursuant to Section 2.1.

1.5 “Exchangeable Shares” means the Exchangeable Shares of Vetinsurance Ltd., a corporation existing under the laws of the Province of Alberta.

1.6 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.7 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.8 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.9 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.10 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.11 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.12 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

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1.13 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.14 “Key Holder Registrable Securities” means (i) the 130,620 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock) held (or beneficially owned through a trust or retirement account) by the Key Holders, (ii) the shares of Common Stock issuable upon exchange of the 1,146,040 Exchangeable Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Exchangeable Shares) held (or beneficially owned through a trust or retirement account) by the Key Holders, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clauses (i) and (ii) above.

1.15 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.16 “Qualified IPO” has the meaning set forth in the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time.

1.17 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Warrant Stock; (ii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Sections 2.1 and 2.10, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, (a) any such securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to this Agreement, (b) any such securities for which registration rights have terminated pursuant to Section 2.13 of this Agreement, (c) any such securities which are registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, and (d) any such securities which are sold pursuant to SEC Rule 144.

1.18 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable, exchangeable and/or convertible securities that are Registrable Securities.

1.19 “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.

1.20 “SEC” means the Securities and Exchange Commission.

1.21 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

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1.22 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.23 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.24 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.25 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.00001 per share.

1.26 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.00001 per share.

1.27 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.00001 per share.

1.28 “Warrant Stock” means (i) the shares of Series A Preferred Stock issuable upon exercise of that certain Warrant to Purchase Stock dated April 24, 2007 issued to Square 1 Bank, (ii) the shares of Common Stock issuable upon exercise of that certain Warrant to Purchase Common Stock dated March 12, 2009 issued to PETCO Animal Supplies Stores, Inc., and (iii) the shares of Common Stock issuable upon exercise of any Warrant to Purchase Common Stock issued to Prescient Advisors, L.L.C. or its affiliate(s) pursuant to that certain Letter Agreement between the Company and Prescient Advisors, L.L.C. dated September 9, 2008.

2. Registration Rights.

2.1 Demand Registration.

(a) Form S-1 Demand.

(1) IPO. If at any time after the fifth anniversary of the date of this Agreement, and prior to any IPO, the Company receives a request from Holders holding at least two-thirds (2/3) of then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, that the Company file a Form S-1 registration statement with respect to outstanding Registrable Securities of such Holders which registration shall be an IPO having an anticipated aggregate offering price of at least USD $10,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give Demand Notice with respect thereto to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within one hundred twenty (120) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by

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notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations set forth in this Section 2. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1(a)(1) after the Company has effected one such registration pursuant hereto. A registration shall not be counted as “effected” for purposes of this Section 2.1(a)(1) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration (other than as a result of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request), do not pay the registration expenses therefor, and, pursuant to Section 2.6, forfeit their right to demand registration pursuant to this Section 2.1(a)(1).

(2) Secondary Public Offering. If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders holding at least two-thirds (2/3) of then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, that the Company file a Form S-1 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price of at least USD $2,500,000, then the Company shall (i) within ten (10) days after the date such request is given, give Demand Notice with respect thereto to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations set forth in this Section 2. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1(a)(2) after the Company has effected one such registration pursuant hereto. A registration shall not be counted as “effected” for purposes of this Section 2.1(a)(2) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration (other than as a result of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request), do not pay the registration expenses therefor, and, pursuant to Section 2.6, forfeit their right to demand registration pursuant to this Section 2.1(a)(2).

(b) Form S-3 Demand. If at any time after six (6) months following the closing of an IPO and when it is eligible to use a Form S-3 registration statement, the Company receives a request from one or more Holders of Registrable Securities that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price of at least USD $1,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice with respect thereto to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any

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additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations set forth in this Section 2.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to holders of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock requesting a registration pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided, further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, do not pay the registration expenses therefor, and, pursuant to Section 2.6, forfeit their right to one demand registration statement, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders)

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any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions and limitations set forth in this Section 2, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such terminated or withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in

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their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, (ii) the number of Registrable Securities (excluding Key Holder Registrable Securities) included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

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(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

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2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed USD $50,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless: (a) at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, or (b) the Holders of a majority of the Registrable Securities agree to forfeit their right (i) in the case of a withdrawn request for registration pursuant to Section 2.1(a)(1) or 2.1(a)(2), to any registration pursuant to such Section 2.1(a)(1) or 2.1(a)(2), as applicable, or (ii) in the case of a withdrawn request for registration pursuant to Section 2.1(b), to one registration pursuant to such Section 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

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(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall any indemnity under this Section 2.8(b) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has

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been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

(e) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(e), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

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2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish or make available to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) to demand registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 3.8.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred

13

eighty (180) days, which period may be extended upon the request of the managing underwriter for an additional period of up to twenty (20) days if the Company issues or proposes to issue an earnings or other public release within twenty (20) days of the expiration of the 180-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Series A Preferred Stock and Series B Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver of termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all holders of the Company’s capital stock subject to such agreements pro rata based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer.

(a) The Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate or instrument representing (i) the Series A Preferred Stock, (ii) the Series B Preferred Stock, (iii) the Series C Preferred Stock, (iv) the Registrable Securities, and (v) any other securities issued in respect of the securities referenced in clauses (i), (ii), (iii) and (iv), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with legends substantially in the following form:

“THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE

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BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE ACT, OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR (III) SUCH SECURITIES ARE SOLD IN CANADA PURSUANT TO RULE 904 OF REGULATION S UNDER THE ACT.

FURTHER, THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL THE EXPIRATION OF THE APPLICABLE RESTRICTED PERIOD AS DETERMINED IN ACCORDANCE WITH REGULATION S, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE ACT. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SHARES UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE ACT.”

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c) (c) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter pursuant to this Section 2.12 (x) in any transaction in compliance with SEC Rule 144 or (y)

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in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legends set forth in Section 2.12(b), except that such certificate shall not bear such restrictive legends if, in the opinion of counsel for such Holder and the Company, such legends are not required in order to establish compliance with any provisions of the Securities Act.

(d) The restrictions set forth in this Section 2.12 shall not be deemed to be exclusive of any other restrictions to which the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Registrable Securities may be subject, whether pursuant to this Agreement or otherwise.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earlier to occur of:

(a) at such time as all of such Holder’s Registrable Securities may be sold under SEC Rule 144 during any ninety (90) day period; and

(b) the fifth (5th) anniversary of a Qualified IPO.

2.14 Rule 10b5-1 Trading Plans. Following any IPO, the Company’s insider trading policy shall provide that directors may implement Rule 10b5-1 trading plans.

3. Miscellaneous.

3.1 Successors and Assigns. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by any Holder: (A) to a transferee of Registrable Securities that is (i) an Affiliate, partner, member, limited partner, retired partner, retired member, or stockholder of a Holder, (ii) a member of Holder’s Immediate Family Member or trust for the benefit of an individual Holder and/or one or more of such Holder’s Immediate Family Members, (iii) a trust in respect of which such Holder serves as trustee, provided, however, that the trust instrument governing such trust shall provide that such Holder, as trustee, shall retain sole and exclusive control over the voting and disposition of such rights until the termination of this Agreement, or (iv) a limited partnership or limited liability company, all partners or members of which are Holder and/or members of such Holder’s Immediate Family; or (B) in connection with the sale or other transfer of not less than an aggregate of ten (10%) of the number of shares of Series A Preferred Stock, Series B Preferred Stock, or Series C Preferred Stock held by such Holder as of the date such Holder became a party to this Agreement; provided, however, that the rights of a Key Holder to cause the Company to register Registrable Securities pursuant to this Agreement may only be assigned by bequest or inheritance or in connection with a transfer of Registrable Securities as set forth above which is for bona fide estate planning purposes; and provided, further, however, that, in each instance, with respect to any assignment by a Holder hereunder (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such

16

transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters and all matters arising directly therefrom shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

3.3 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed duly given, delivered and received: (i) upon personal delivery to the party to be notified, (ii) when sent by electronic mail if sent during normal business hours of the recipient or, if sent after normal business hours, on the next business day; provided that, in either case, the sender did not receive an “undeliverable” message or other message indicating that the electronic mail message did not reach its intended recipient, (iii) on the day sent by facsimile (if sent during normal business hours of the recipient) with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error or, if sent after normal business hours of the recipient, on the next business day, (iv) five days after having been sent by certified U.S. mail, return receipt requested, postage prepaid or by registered Canadian mail, or (v) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B, or to the principal office of the Company and to the attention of the Chief Executive Officer in the case of the Company, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Company, a copy, which shall not be deemed to constitute notice hereunder, shall also be sent to DLA Piper LLP (US), 701 Fifth Avenue, Suite 7000, Seattle, Washington 98104-7044, Attention: Asher Bearman, Esq., Facsimile: (206) 839-4801.

3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided

17

that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived (i) with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion, or (ii) with respect to the Key Holders, in a manner which is adverse to the Key Holders and which treats the Key Holders adversely and disproportionately than the Investors without the consent of the Key Holders holding a majority of the outstanding Registrable Securities held by all Key Holders. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 3.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

3.8 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock after the date hereof, whether pursuant to the Series C Purchase Agreement or otherwise, any purchaser of such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock may become a party to this Agreement, with the written consent of the Company, by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. In such event, Schedule A hereto shall be updated by the Company to reflect the addition of such Investor as an “Investor” hereunder. No action or consent by the Investors or the Key Holders shall be required for such joinder to this Agreement by such additional Investor or to so update Schedule A pursuant hereto, so long as the Company has consented thereto and such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

3.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

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3.10 Nonexclusive Jurisdiction. The parties hereby submit to the nonexclusive jurisdiction of the state courts of the state of Washington and to the jurisdiction of the United States District Court for the Western District of Washington (and of the appropriate appellate courts therefrom) for the purpose of any suit, action or other proceeding which directly or indirectly arises out of or is based upon this Agreement.

3.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

VETINSURANCE INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Darryl Rawlings
	Name:	Darryl Rawlings
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

HIGHLAND CONSUMER FUND I LIMITED PARTNERSHIP

By:	Highland Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Illegible
By:
	Its:	Authorized Manager

HIGHLAND CONSUMER FUND I-B LIMITED PARTNERSHIP

By:	Highland Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Illegible
By:
	Its:	Authorized Manager

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP

By:	Highland Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Illegible
By:
	Its:	Authorized Manager

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

MAVERON EQUITY PARTNERS III, L.P.,
a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ Pete McCormick
		Name:	Pete McCormick
		Title:	Managing Partner

MAVERON III ENTREPRENEURS’ FUND, L.P., a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ Pete McCormick
		Name:	Pete McCormick
		Title:	Managing Partner

MAVERON III ASSOCIATES, L.P., a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ Pete McCormick
		Name:	Pete McCormick
		Title:	Managing Partner

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

RENAISSANCERE VENTURES LTD.,
a Bermuda corporation

/s/ Michael J. Doak
By: Michael J. Doak
Its: Vice President

PEPI CAPITAL, L.P., a Delaware limited partnership

By:	PETRUS CAPITAL MANAGEMENT, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Illegible
Name:
Title:

LINDSLEY PARTNERS, LP, a Texas limited partnership

By:	ZOIDA, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ H. Hays Lindsley
		Name:	H. Hays Lindsley
		Title:	Member

CENTENARY INVESTMENTS, L.P., a Texas limited partnership

By:	CENTENARY MANAGEMENT COMPANY, INC.,
a Texas corporation,
its general partner

	By:	/s/ Jeff Walter
		Name:	Jeff Walter
		Title:	President

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

PRESCIENT PARTNERS VII, LLC

By:	/s/ Illegible
Name:
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

Name:

INVESTOR (if corporate entity)

17 Capital Corp.

By:	/s/ Mark Sandercombe
Name:	Mark Sandercombe
Title:	President & Sole Shareholder

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ P.R. Beaumont
Name:	P.R. Beaumont

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Darrell Cavens
Name:	Darrell Cavens

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Jason Claridge
Name:	Jason Claridge

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ KATHLEEN COOGAN
Name:

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Michael J. Cucciola
Name:	Michael J. Cucciola

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Michael Doumani ttee
Name:	Michael P. Doumani ttee

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ R. Wayne Randolph
Name:	R. Wayne Randolph

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ R Scott		/s/ N Scott
Name:	Richard Scott /	Noelene Scott

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

KEY HOLDERS:

/s/ Darryl Rawlings
Darryl Rawlings

/s/ Murray Low
Murray Low

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

Name:

INVESTOR (if corporate entity)

Millennium Trust Company, LLC FBO Murray B. Low ROTH IRA #90GK49015

By:	/s/ Murray Low
Name:	Murray Low
Title:	Authorized Signatory

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Barry Johnson
Name:	Barry Johnson

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ John H. Kramer
Name:	John H. Kramer

INVESTOR (if corporate entity)

RCK Management Inc.

By:	/s/ John H. Kramer
Name:	John H. Kramer
Title:	Director

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ P.R. Beaumont
Name:	P.R. Beaumont

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

INVESTORS:

INVESTOR (if individual)

/s/ Glenn W. Novotny - Trustee
Name:	Glenn & Linda Novotny 1996 Living Trust

INVESTOR (if corporate entity)

By:
Name:
Title:

INVESTOR (if corporate entity)

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

TRUPANION, INC.

Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement

This Amendment is entered into as of December 23, 2013 by and among Trupanion, Inc., a Delaware corporation (the “Company”) and the undersigned stockholders of the Company, each of which is an “Investor” or “Key Holder” pursuant to that certain Third Amended and Registration Rights Agreement, dated as of October 25, 2011, by and among the Company and the investors and stockholders identified therein (the “Agreement”).

WHEREAS, in connection with a debt financing with PEPI Capital, L.P. (the “Lender”), the Company’s Board of Directors has approved the issuance of a Warrant to purchase shares of the Company’s Common Stock (the “Warrant”) to the Lender; and

WHEREAS, the Company has agreed to grant the Lender the rights provided under the Agreement with respect to shares of the Company’s Common Stock issuable upon the exercise of the Warrant, and undersigned stockholders of the Company agree to amend the Agreement to provide the Lender with the rights thereunder; and

WHEREAS, in anticipation of future financing transactions, the Company’s Board of Directors has approved, and the undersigned stockholders of the Company agree to, an amendment to the Agreement to permit holders of warrants to purchase capital stock of the Company to join as an Investor (as defined in the Agreement) to the Agreement and to permit such shares of capital stock issuable upon exercise of such warrant to be Registrable Securities (as defined in the Agreement), without further amendment to the Agreement, provided that the issuance of such warrant with the rights contemplated in the Agreement has been approved by the Company’s Board of Directors and, if required under the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, the Company’s stockholders.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	Amendment to Agreement.

a.	Section 1.28 of the Agreement is hereby amended and restated in its entirety to read as follows:

“1.28 “Warrant Stock” means any shares of capital stock of the Company issuable upon the exercise of a warrant to purchase capital stock of the Company, provided that the issuance of such warrant was approved by the Company’s Board of Directors and, if required under the Company’s Amended and Restated Certificate of Incorporation, as may be amended from time to time, the Company’s stockholders.”

b.	Section 3.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

3.8 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Warrants to purchase Warrant Stock after the date hereof, whether pursuant to the Series C Purchase Agreement or otherwise, any purchaser of such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or holder of such Warrant to purchase Warrant Stock may become a party to this Agreement, with the written consent of the Company, by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. In such event, Schedule A hereto shall be updated by the Company to reflect the addition of such Investor as an “Investor” hereunder. No action or consent by the Investors or the Key Holders shall be required for such joinder to this Agreement by such additional Investor or to so update Schedule A pursuant hereto, so long as the Company has consented thereto and such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

2.	Ratification. Except as expressly amended by this Amendment, the Agreement is in all respects ratified and confirmed, and all of the terms of thereof shall remain in full force and effect.

3.	Effectiveness. The provisions of this Amendment shall be effective upon the execution hereof by sufficient parties to amend the Agreement.

4.	Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment, and the balance of the Amendment shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

5.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

6.	Facsimile and Electronic Signatures. This Amendment may be executed and delivered by facsimile, or electronically in portable document format (.pdf) and upon such delivery, the facsimile or electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

7.

Entire Agreement. This Amendment, the Agreement and the other documents referred to herein and therein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

8.	Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters and all matters arising directly therefrom shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

THE COMPANY:

Trupanion, Inc.

By:	/s/ Darryl Rawlings
Name:	Darryl Rawlings
Title:	CEO

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

INVESTORS:

HIGHLAND CONSUMER FUND I LIMITED
PARTNERSHIP

By:	High Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Peter F. Cornetta
	By:	Peter F. Cornetta
	Its:	Managing General Partner

HIGHLAND CONSUMER FUND I-B LIMITED
PARTNERSHIP

By:	High Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Peter F. Cornetta
	By:	Peter F. Cornetta
	Its:	Managing General Partner

HIGHLAND CONSUMER ENTREPRENEURS FUND I LIMITED PARTNERSHIP

By:	High Consumer GP Limited Partnership, its General Partner
By:	Highland Consumer GP GP LLC, its General Partner

/s/ Peter F. Cornetta
	By:	Peter F. Cornetta
	Its:	Managing General Partner

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

INVESTORS:

MAVERON EQUITY PARTNERS III, L.P.,
a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ illegible
Name:
Title:

MAVERON III ENTREPRENEURS’ FUND L.P., a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ illegible
Name:
Title:

MEP III ASSOCIATES, L.P., a Delaware limited partnership

By:	MAVERON GENERAL PARTNERS III LLC,
a Delaware limited liability company

	By:	/s/ illegible
Name:
Title:

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

INVESTORS:

PRESCIENT PARTNERS VII, LLC
A Delaware corporation

By:
Name:
Title:

PEPI CAPITAL, L.P., a Delaware limited partnership

By:	PETRUS CAPITAL MANAGEMENT, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ David Radunsky
Name:
Title:

LINDSLEY PARTNERS, LP a Texas limited partnership

By:	ZOIDA, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ H. Hays Lindsley
Name:
Title:

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

INVESTORS:

CENTENARY INVESTMENTS, L.P.,
a Texas limited partnership

By:	CENTENARY MANAGEMENT COMPANY, INC.,
a Texas corporation,
its general partner

By:
Name:
Title:

RENAISSANCERE VENTURES LTD., a Bermuda corporation

By:
Its:

INVESTOR (if individual)

/s/ Darryl Rawlings
Name:	Darryl Rawlings

INVESTOR (if individual)

/s/ Peter Beaumont
Name:	Peter Beaumont

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

INVESTORS:

INVESTOR

Glenn & Linda Novotny 1996 Living Trust

By:	/s/ Glenn W Novotny
Name:
Title:

INVESTOR (if individual)

Name:

INVESTOR (if individual)

Name:

INVESTOR (if corporate entity)

By:
Name:
Title:

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]

KEY HOLDERS:

/s/ Darryl Rawlings
Darryl Rawlings

/s/ Murray Low
Murray Low

[Signature page to Amendment No. 1 to

Third Amended and Restated Registration Rights Agreement]